Exhibit 10.25

Parsons Corporation

Employee Stock Purchase Plan

Participating Companies

Section 423 Component Participating Companies	Employee Jurisdictions

Parsons Corporation (Corp)	US
Parsons Services Company (Corp)	US
Parsons Government Services, Inc. (Corp)	US
•OG Systems, LLC (DE)	US
•Williams Electric Company, Inc. (Corp)	US
•Parsons Secure Solutions Inc. (Corp)	US
•Polaris Alpha LLC (DE)	US
oFourth Dimension Engineering LLC (DE)	US
oIntelligent Software Solutions Global Limited (UK) (DE)	UK
oPolaris Alpha Advanced Systems (Corp)	US
oPolaris Alpha Cybertechnology, LLC (DE)	US
oSolidyn Solutions LLC (DE)	US
•PTSI Managed Services Inc. (Corp)	US
•Parsons Technical Services, Inc. (Corp)	US
•Parsons Project Services Inc. (Corp)	US
•Parsons Government Services International Inc. (Corp)	US
•QRC, LLC (DE)	US
•BlackHorse Solutions Inc. (Corp)	US
Parsons Construction Group Inc. (Corp)	US
•Parsons Construction Craft Services, Inc. (Corp)	US
•Parsons Transportation Group, Inc. (Corp)	US/Turkey
PE&I (Corp)	Non-Employer
•Parsons Patco Inc. (Corp)	US
Parsons International Limited (NV) (Corp)	US

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Parsons Corporation

Employee Stock Purchase Plan

Participating Companies

Non-Section 423 Component Participating Companies	Employee Jurisdictions

Parcan Inc. (Corp)	Canada
Parsons Inc. (Corp)	Canada
Entities Under Parsons Middle East Ltd. (Corp):	Non-Employer
•Parsons Global Services, Ltd. (DE)	Co-Employer with local entities in Bahrain, Kuwait, Qatar, UAE
•Parsons International Ltd. (Corp)	Singapore, Qatar, UAE
oParsons Int’l & Co. LLC (Corp) (owned 51% by PIL)	Oman
•Parsons Overseas Limited Inc. (Corp)	UAE
Delcan International Corp (Corp)	Hong Kong
Parsons Group International Limited - UK (Partnership) (owned 51% by Parsons Transportation Group, Inc. and 49% by Parsons Government Services, Inc.)	Denmark (Danish Branch) France (French Branch) Germany (German Branch) Belgium (works in Germany) UK (works in Germany) Nigeria (works in Germany)

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